Exhibit 10.1

AMENDMENT NO. 5 TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”), dated October 31, 2011, is by and among URBAN OUTFITTERS, INC., a Pennsylvania corporation (“Urban”), and certain of its subsidiaries party hereto (together with Urban, individually and collectively, the “Borrowers”); the Lenders party to the Credit Agreement defined below, and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

BACKGROUND

A. Pursuant to that certain Amended and Restated Credit Agreement, dated September 23, 2004, by and among the Borrowers, the Lenders referred to therein, and the Administrative Agent, as amended by (i) that certain Letter Agreement Concerning Amended and Restated Note, dated May 18, 2005, (ii) that certain First Amendment to Amended and Restated Credit Agreement, dated November 30, 2006, (iii) that certain Extension of Amended and Restated Credit Agreement, dated November 27, 2007, (iv) that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated December 10, 2007, (v) that certain Amendment No. 3, Consent and Waiver to Amended and Restated Credit Agreement dated as of September 21, 2009, (vi) that certain letter agreement dated December 1, 2010, (vii) that certain letter agreement dated March 9, 2011, and (viii) that certain Amendment No. 4 to Amended and Restated Credit Agreement, dated April 25, 2011 (collectively, as so amended and as may be further amended, restated or modified from time to time, the “Credit Agreement”), the Lenders agreed, inter alia, to provide for a revolving line of credit in the maximum principal amount of Sixty Million Dollars ($60,000,000) (which was increased to Eighty Million Dollars ($80,000,000) under the terms of Section 2.5(b) of the Credit Agreement on May 27, 2010 pursuant to a Fifth Amended and Restated Note by Borrowers in favor of Wells Fargo, N.A. in the maximum principal amount of $80,000,000 dated May 27, 2010 and a Letter Agreement Concerning Amended and Restated Note dated May 27, 2010 among Wells Fargo, N.A., Borrowers and Guarantors) to fund working capital (including capital expenditures), to support the issuance of documentary and standby Letters of Credit, and to finance the general corporate purposes of the Borrowers, and (ii) provide for the ability to increase the Commitment Amount up to the maximum principal amount of One Hundred Million Dollars ($100,000,000) (which was increased to (One Hundred Seventy-Five Million Dollars ($175,000,000) under the terms of Section 2.5(b) of the Credit Agreement on April 25, 2011 pursuant to the terms of Amendment No. 4 to Amended and Restated Credit Agreement).

B. Borrowers have requested to amend the Credit Agreement to, inter alia: (i) join additional guarantors; (ii) release certain borrowers and guarantors; and (iii) make certain other amendments, as set forth herein.

C. The Lenders and the Administrative Agent have agreed to the foregoing modifications as more particularly described herein and subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. Definitions.

(a) General Rule. Except as expressly set forth herein, all capitalized terms used and defined herein have the respective meanings ascribed thereto in the Credit Agreement.

(b) Additional Definitions. The following additional definitions are added to Section 1.1 of the Credit Agreement to read in their entireties as follows:

“Fifth Amendment” means that certain Amendment No. 5 to Amended and Restated Credit Agreement, by and among Borrowers, Lenders, and Administrative Agent, dated October 31, 2011.

“Fifth Amendment Documents” means, collectively, the Fifth Amendment and each other document, instrument, certificate and agreement executed and delivered by any Borrower, any Subsidiary, any Guarantor, or their counsel in connection with the Fifth Amendment or otherwise referred to therein or contemplated thereby, all as they may be amended, restated or otherwise modified.

“Fifth Amendment Effective Date” means the date on which the conditions set forth in Section 5 of the Fifth Amendment have been satisfied.

(c) Amended Definitions. The following definitions are amended and restated to read in their entireties as follows:

“Fixed Charge Coverage Ratio” means, as of any date determination, as to Urban and its Consolidated Subsidiaries, the ratio of (a) EBITDAR divided by (b) Interest Expense plus Rents.

“Guarantors” means collectively those direct and indirect Subsidiaries of the Borrowers set forth on Schedule 3 to the Credit Agreement, and “Guarantor” means any of such Guarantors and each additional entity whether now owned or hereafter acquired that becomes a Guarantor pursuant to Section 8.12 hereof.

“Loan Documents” means, collectively, this Agreement, the Note, the Guaranty Agreement, the Applications, the Letters of Credit and each other document, instrument, certificate and agreement executed and delivered by any Borrower, any Subsidiary, any Guarantor or their counsel in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended, restated or otherwise modified, including, without limitation, the First Amendment Documents, the Second Amendment Documents, the Third Amendment Documents, the Fourth Amendment Documents, and the Fifth Amendment Documents.

“Non-U.S. Borrowers” means, collectively, all Borrowers formed under a jurisdiction outside of the United States, including, without limitation, URBN UK Limited (f/k/a Urban Outfitters UK Limited), a corporation formed under the laws of England and Wales, and HK Sourcing Limited, a limited liability company incorporated in Hong Kong, and “Non-U.S. Borrower” means any of such Non-U.S. Borrowers.

2. Amendments to Credit Agreement and Replacements of Schedules to Credit Agreement.

(a) Replacement of Schedules 1 (Subsidiaries that are Borrowers) and 3 (Guarantors). Schedules 1 and 3 to the Credit Agreement are hereby amended and restated in their entireties as set forth on Schedule 1 and Schedule 3, respectively, to this Fifth Amendment. All references in the Loan Agreement to Schedule 1 and/or Schedule 3 shall be deemed to be references to the Schedule 1 and/or Schedule 3 attached to this Fifth Amendment. In addition, Schedule 4 is hereby deleted from the Credit Agreement.

(b) Modification of Section 3.3 of the Credit Agreement. Section 3.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Section 3.3 Existing Letters of Credit issued by Wells Fargo. Each of (i) the Existing Wells Fargo Facility, (ii) that certain Continuing Letter of Credit Agreement executed by Urban dated October 12, 2001, (iii) that certain CyberImport International Operations Agreement executed by Urban on January 8, 2004, and (iv) each other master letter of credit agreement previously executed by any Borrower or Subsidiary with Wells Fargo, is hereby deemed superseded in its entirety by the terms and conditions of this Agreement.”

3. Representations and Warranties. Each Borrower hereby represents and warrants to Lenders, as to themselves and their Subsidiaries, as follows:

(a) Representations. As of the Fifth Amendment Effective Date and after giving effect thereto, the Borrowers represent and warrant as follows: (i) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects, except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date; (ii) there is no Event of Default or Default under the Credit Agreement, as amended hereby, which has not been cured or waived; and (iii) no Material Adverse Effect has occurred or is continuing.

(b) Power and Authority. Each Borrower has the power and authority under the laws of its jurisdiction of formation and under its respective formation documents to enter into and perform this Fifth Amendment and the other documents and agreements required hereunder (collectively, the “Fifth Amendment Documents”); all necessary actions (corporate or otherwise) for the execution and performance by each Borrower of the Fifth Amendment Documents have been taken; and each of the Fifth Amendment Documents and the Credit Agreement, as amended, constitute the valid and binding obligations of Borrowers, enforceable in accordance with their respective terms.

(c) No Violations of Law or Agreements. The execution and performance of the Fifth Amendment Documents by Borrowers and Guarantors party thereto will not: (i) violate any provisions of any law or regulation, federal, state, local, or foreign, or any formation document of any Borrower or (ii) result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any material agreement or instrument by which any Borrower or its property may be bound.

4. Release of Certain Credit Parties. Administrative Agent and Lenders hereby: (i) release Urban Outfitters Ireland Limited, a corporation formed under the laws of the Republic of Ireland, from its obligations as a Borrower under the Credit Agreement, the Notes and the other Loan Documents and (ii) release U.O.D. Secondary, Inc., a Delaware corporation, and UOGC, Inc., a Florida corporation, from their obligations as Guarantors under the Guaranty Agreement and the other Loan Documents except that the indemnities to which the Administrative Agent and Lenders are entitled under the provisions of Article XIII of the Credit Agreement and any other provisions of the Credit Agreement and the Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such release as well as before.

5. Conditions to Effectiveness of Amendment. This Fifth Amendment shall be effective upon the date of Administrative Agent’s receipt of the following documents, each in form and substance reasonably satisfactory to Administrative Agent:

(a) Fifth Amendment. This Fifth Amendment duly executed and delivered by each of the Borrowers, the Lenders, and the Administrative Agent.

(b) Amended Disclosure Schedules to Credit Agreement. The amended disclosure schedules to the Credit Agreement, attached hereto as Schedule 1 and Schedule 3.

(c) Secretary’s Certificates of New Guarantors. A Secretary’s Certificate for each of the New Guarantors (defined below), including and/or attaching, as the case may be: (i) a certification of the incumbency for such New Guarantor; (ii) the formation documents of such New Guarantor (including, without limitation, articles of incorporation, by-laws, operating agreement, and other similar organizational documents, as the case may be; or including a statement that such documents have not changed since they were last delivered to Administrative Agent), (iii) written consent of the Board of Managers (or equivalent governing body) of such New Guarantor, approving the Fifth Amendment and the transactions contemplated thereby and authorizing joinder to the Guaranty Agreement by the New Guarantor; and (iv) a certificate of good standing or subsistence, as the case may be, issued by the Secretary of State or equivalent governing body of such New Guarantor’s jurisdiction or country of incorporation or organization, as the case may be, and dated as of a recent date acceptable to the Agent in its sole discretion.

(d) Joinder to Guaranty. The Joinder to Guaranty, duly executed and delivered by each of UO.com LLC, a Pennsylvania limited liability company, and Anthropologie.com LLC, a Pennsylvania limited liability company (each a “New Guarantor,” and collectively, the “New Guarantors”), guarantying the Borrowers’ obligations under the Credit Agreement, in the form attached hereto as Exhibit I.

(e) Acknowledgement of Guarantors. The Acknowledgement of Guarantors, duly executed and delivered by each of the Guarantors, in the form attached hereto as Exhibit II.

(f) Financial Condition and Officer Compliance Certificate. Financial Condition and Officer Compliance Certificate executed and delivered by an authorized officer of Urban, in substantially the form attached hereto as Exhibit III.

(g) Pennsylvania Legal Opinions. Legal Opinion of Pennsylvania counsel to Borrowers, with respect to the New Guarantors, in form and substance satisfactory to the Administrative Agent.

(h) Other Documents. Such additional documents as Administrative Agent may reasonably request.

(i) Payment of the Administrative Agent’s Legal and Other Fees. Payment to the Administrative Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Administrative Agent in connection with the preparation, execution and delivery of this Fifth Amendment.

6. Affirmations. Borrowers hereby: (i) affirm all the provisions of the Credit Agreement, as amended by this Fifth Amendment; and (ii) agree that the terms and conditions of the Credit Agreement shall continue in full force and effect, as amended hereby.

7. Miscellaneous.

(a) Borrowers agree to pay Administrative Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Administrative Agent and its counsel in connection with the due diligence review, the preparation, execution and delivery of this Fifth Amendment, and the future administration by the Administrative Agent of this Fifth Amendment and the transactions contemplated hereby.

(b) This Fifth Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law or choice of law principles.

(c) This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

(d) Entirety. This Fifth Amendment, together with the other Fifth Amendment Documents, the Credit Agreement, and the other Loan Documents, represents the entire agreement of the parties hereto and thereto, and supersedes all prior agreements and understandings, oral and written, if any, including any commitment letters or correspondence relating to the Fifth Amendment Documents, the other Loan Documents or the transactions contemplated herein or therein.

(e) No Waiver. Except as expressly set forth herein, the execution, delivery and performance of this Fifth Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent, any Issuing Lender, or Lenders under the Credit Agreement and the agreements and documents executed in connection therewith or constitute a waiver of any provision thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment No. 5 to Amended and Restated Credit Agreement the day and year first above written.

Borrowers:

URBAN OUTFITTERS, INC.

By:	/s/ Eric Artz
	Name:	Eric Artz
	Title:	Chief Financial Officer

UO FENWICK, INC.

By:	/s/ Eric Artz
	Name:	Eric Artz
	Title:	Chief Financial Officer

U.O. MERCHANDISE, INC.

By:	/s/ Eric Artz
	Name:	Eric Artz
	Title:	Chief Financial Officer

HK SOURCING LIMITED

By:	/s/ Eric Artz
	Name:	Eric Artz
	Title:	Chief Financial Officer

URBN UK LIMITED f/k/a URBAN OUTFITTERS UK LIMITED

By:	/s/ Eric Artz
	Name:	Eric Artz
	Title:	Chief Financial Officer

By:	/s/ Glen A. Bodzy
	Name:	Glen A. Bodzy
	Title:	General Counsel and Secretary

Signature Page to Amendment No. 5

Lender:

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), as a Lender, Issuing Lender and as Administrative Agent

By:	/s/ Stephen T. Dorosh
	Name:	Stephen T. Dorosh
	Title:	Senior Vice President

Signature Page to Amendment No. 5

EXHIBIT I

FORM OF

JOINDER TO GUARANTY AGREEMENT

By executing this Joinder to Guaranty Agreement, each of the undersigned hereby acknowledges and agrees that (a) it has read that certain Guaranty Agreement (as it may be amended, restated or modified from time to time, the “Guaranty”), dated September 23, 2004, by certain affiliates of Urban Outfitters, Inc. (“Urban”), in favor of Wells Fargo Bank, National Association (successor by merger to Wachovia Bank, National Association), as administrative agent for the benefit of the lenders under the Credit Agreement (defined below), executed and delivered in connection with that certain Amended and Restated Credit Agreement (as amended through the date hereof, and as it may be amended, restated or modified from time to time, the “Credit Agreement”), dated September 23, 2004, by and among Urban, the other Borrowers (as defined therein), the Lenders referred to therein, and Wells Fargo Bank, National Association (successor by merger to Wachovia Bank, National Association) as administrative agent, and (b) from and after the date of this Joinder, (i) it makes each of the representations and warranties made by a Guarantor as though fully set forth herein, agrees to the covenants set forth in the Guaranty, and shall be bound by all of the terms and conditions of, and shall be an additional Guarantor under the Guaranty, (ii) represents that its address for notices is as set forth below; and (iii) it is and shall be for all purposes a Guarantor thereunder. This Joinder to Guaranty Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law or choice of law principles.

IN WITNESS WHEREOF, the undersigned have executed this Joinder to Guaranty Agreement as of October     , 2011.

Attest:	UO.com LLC

By:	By:
Name:	Name:
Title:	Title:

Address for Notices:

Attest:	Anthropologie.com LLC

By:	By:
Name:	Name:
Title:	Title:

Address for Notices:

EXHIBIT II

FORM OF

CONSENT AND REAFFIRMATION

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 5 to Amended and Restated Credit Agreement (the “Amendment”); (ii) consents to Borrowers’ execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; (iv) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth in the Amendment; and (v) reaffirms that such Loan Documents shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each of the undersigned understands that Administrative Agent and the Lenders have no obligation to inform such undersigned of such matters in the future or to seek the undersigned’s acknowledgement or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty. Capitalized terms have the meanings assigned to them in the Amendment.

IN WITNESS WHEREOF, each of the undersigned has duly executed this Consent and Reaffirmation on and as of the date of the Amendment.

ANTHROPOLOGIE, INC., as a Guarantor

By:
Name:
Title:

URBAN OUTFITTERS WHOLESALE, INC., as a Guarantor

By:
Name:
Title:

URBAN OUTFITTERS WEST LLC, as a Guarantor

By:
Name:
Title:

FREE PEOPLE OF PA LLC, as a Guarantor

By:
Name:
Title:

FREEPEOPLE.COM, LLC, as a Guarantor

By:
Name:
Title:

U.O. REAL ESTATE LLC, as a Guarantor

By:
Name:
Title:

URBN NL HOLDING, C.V., as a Guarantor

By:
Name:
Title:

UO (BERMUDA) LIMITED, as a Guarantor

By:
Name:
Title:

II-2

EXHIBIT III

FORM OF

FINANCIAL CONDITION

AND OFFICER COMPLIANCE CERTIFICATE

The undersigned, on behalf of URBAN OUTFITTERS, INC., a corporation organized under the laws of the Commonwealth of Pennsylvania (“Urban”), and each Subsidiary of Urban set forth on Schedule I to the Credit Agreement (defined below) (Urban, together with each Subsidiary, collectively, the “Borrowers,” and each a “Borrower”), and not in any individual or personal capacity, hereby certifies to the Administrative Agent and the Lenders (as defined below), as follows:

1. This Financial Condition and Officer Compliance Certificate (this “Certificate”) is delivered to you pursuant to Section 5(f) of that certain Amendment No. 5 to Amended and Restated Credit Agreement, dated as of the date hereof (the “Fifth Amendment”), by and among the Borrowers, the Lenders referred to therein and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), which amends that certain Amended and Restated Credit Agreement, dated September 23, 2004, by and among the Borrowers, the Lenders referred to therein, and the Administrative Agent, as amended by (i) that certain Letter Agreement Concerning Amended and Restated Note, dated May 18, 2005, (ii) that certain First Amendment to Amended and Restated Credit Agreement, dated November 30, 2006, (iii) that certain Extension of Amended and Restated Credit Agreement, dated November 27, 2007, (iv) that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated December 10, 2007, (v) that certain Amendment No. 3, Consent and Waiver to Amended and Restated Credit Agreement, dated as of September 21, 2009, (vi) that certain letter agreement dated December 1, 2010, (vii) that certain letter agreement dated March 9, 2011, and (viii) that certain Amendment No. 4 to Amended and Restated Credit Agreement, dated April 25, 2011 (as so amended and as may be further amended, restated or modified from time to time, the “Credit Agreement”). Capitalized terms used and not defined herein have the respective meanings ascribed thereto in the Credit Agreement.

2. I have reviewed the financial statements, dated as of                      and for the year ended                     , of Urban and its Consolidated Subsidiaries, and such statements fairly present in all material respects (a) the financial condition of Urban and its Consolidated Subsidiaries as of the dates indicated, and (b) the results of their operations and cash flows for the period indicated.

3. I have reviewed the terms of the Credit Agreement, and the other Loan Documents, and I have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of Urban and its Consolidated Subsidiaries during the accounting period covered by the financial statements referred to in Paragraph 2, above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this Certificate.

4. Urban and its Consolidated Subsidiaries are in compliance with (a) the financial covenants contained in Article IX of the Credit Agreement, as shown on Schedule I attached hereto, and (b) the restrictions contained in the Credit Agreement and the other Loan Documents.

[Signature Page Follows]

III-1

IN WITNESS WHEREOF, the undersigned have executed this Financial Condition and Officer Compliance Certificate as of the      day of             , 20    .

[CORPORATE SEAL]	URBAN OUTFITTERS, INC.,
for itself as a Borrower and for each other Borrower

By:
Name:
Title:

[Signature Page to Financial Condition and Officer Compliance Certificate]

SCHEDULE I

Financial Covenant Calculations

SCHEDULE 1

Subsidiaries that are Borrowers

UO Fenwick, Inc., a Delaware corporation;

U.O. Merchandise, Inc., a Pennsylvania corporation;

URBN UK Limited (f/k/a Urban Outfitters UK Limited), a corporation formed under the laws of England and Wales; and

HK Sourcing Limited, a limited liability company incorporated in Hong Kong

SCHEDULE 3

Subsidiaries that are Guarantors

Anthropologie, Inc., a Pennsylvania corporation;

Urban Outfitters Wholesale, Inc., a Pennsylvania corporation;

Urban Outfitters West LLC, a California limited liability company;

Free People of PA LLC, a Pennsylvania limited liability company;

Freepeople.com LLC, a Delaware limited liability company;

U.O. Real Estate LLC, a Pennsylvania limited liability company;

URBN NL Holding, C.V., a Dutch limited partnership;

UO (Bermuda) Limited, Bermuda company limited by shares;

UO.com LLC, a Pennsylvania limited liability company; and

Anthropologie.com LLC, a Pennsylvania limited liability company.